UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                October 26, 2006


                            ULTRALIFE BATTERIES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
         (State or other jurisdiction of incorporation or organization)

         0-20852                                         16-1387013
         -------                                         ----------
(Commission File Number)                    (I.R.S. Employer Identification No.)


                 2000 Technology Parkway, Newark, New York 14513
                 -----------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (315) 332-7100
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02. Results of Operations and Financial Condition.

Ultralife Batteries, Inc. (the "Company") announced that based on a preliminary review of results for the third quarter ended September 30, the Company expects to report revenue of approximately $24.4 million and an operating loss in the range of $1.5 million. These results compare to the guidance management provided in its second quarter report that called for revenue of between $25 million and $29 million and operating profit in the range of $1.2 million to $2.4 million.

The Company's press release is attached as Exhibit 99.1 to this Form 8-K, and the information set forth therein is furnished under Item 2.02.


Item 9.01. Financial Statements, Pro Forma Financials and Exhibits.

          (a)  Financial Statements of Business Acquired.

               Not applicable.

          (b)  Pro Forma Financial Information.

               Not applicable.

          (c)  Exhibits.

               99.1   Press Release dated October 26, 2006.






                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ULTRALIFE BATTERIES, INC.
Dated: October 26, 2006.
                                         By: /s/ Robert W. Fishback
                                             -----------------------------------
                                             Vice President of Finance and CFO





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                                INDEX TO EXHIBITS

(99) Additional Exhibits

     99.1     Press Release dated October 26, 2006.







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